                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                               -----------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 30, 1997



                       TRINET CORPORATE REALTY TRUST, INC.
             (Exact name of Registrant as specified in its charter)



                                    Maryland
                            (State of Incorporation)


           1-11918                                    94-3175659
   (Commission File Number)                   (IRS Employer ID Number)





  Four Embarcadero Center, Suite 3150
            San Francisco, CA                               94111
(Address of principal executive offices)                  (Zip Code)




                                 (415) 391-4300
              (Registrant's telephone number, including area code)

Item 5.  Other Events

Property Acquisitions. From May 19, 1997 through June 30, 1997, TriNet Corporate Realty Trust, Inc. (the "Company") acquired ten properties (the "Acquired Properties") for an aggregate purchase price of approximately $113.8 million, plus aggregate acquisition costs of approximately $1.2 million. As of June 30, 1997, the Company's portfolio consisted of 97 properties. The Acquired Properties are described below. Neither the Company, any subsidiary of the Company, nor any director or officer of the Company was affiliated with or had a material relationship with the seller of any property described below.

      Sunbelt. On May 19, 1997, TriNet Essential Facilities XXIV, Inc. ("TriNet XXIV"), a wholly-owned subsidiary of the Company, purchased a 222,636 square foot regional distribution center leased to Sunbelt Beverage Corporation ("SunBelt") located in Baltimore, Maryland (the "Sunbelt Property") from Sierra Capital Corporate Advisors, a California Corporation, for a purchase price of approximately $9.7 million. TriNet XXIV holds a fee title interest in the Sunbelt Property. The purchase price for the Sunbelt Property was funded by an $8.5 million draw on the Company's $200.0 million unsecured revolving credit facility (the "Acquisition Facility") with a group of 11 banks for which Morgan Guaranty Trust Company of New York is the lead agent and The First National Bank of Boston is the managing co-agent, with the remainder being funded from working capital.

      Frontier II. On June 6, 1997, TriNet Essential Facilities X, Inc. ("TriNet X"), a wholly-owned subsidiary of the Company, purchased a 62,100 square foot build-to-suit office complex, located in Westminster, Colorado and leased to Frontier Corporation (the "Frontier II Property") from Pacifica Confertech LLC, for a purchase price of approximately $7.8 million. The Frontier II Property is the second building of a two-building complex owned by the Company and leased to Frontier Corporation. TriNet X acquired a fee title interest in the Frontier II Property. The purchase price for the Frontier II Property was funded by a $5.2 million draw on the Company's Acquisition Facility, with the remainder being funded from working capital.

      Charleston Place. On June 17, 1997, TriNet Essential Facilities XXV, Inc. ("TriNet XXV") and TriNet Essential Facilities XXVI, Inc. ("TriNet XXVI"), both wholly-owned subsidiaries of the Company, purchased three two-story office buildings comprised of 187,380 square feet located in Mountain View, California (the "Charleston Place Properties") from Charleston Place Associates, a California General Partnership, for a purchase price of approximately $52.3 million. TriNet XXV and TriNet XXVI acquired fee title interests in the Charleston Place Properties. The purchase price was funded by a $51.9 million draw on the Acquisition Facility, with the remainder being funded from working capital. The Charleston Place Properties are 100% leased to the following two tenants:
      U.S. Robotics Access Corp., a subsidiary of U.S. Robotics Corporation (which recently merged with 3Com Corporation) and Sun Microsystems, Inc.

      Bay State Gas. On June 30, 1997, TriNet Essential Facilities XXIII, Inc. ("TriNet XXIII"), a wholly-owned subsidiary of the Company, purchased an 88,000 square foot office facility, located in Westborough, Massachusetts (the "Bay State Gas Property"), for a purchase price of $10.5 million. The property was purchased from, and simultaneously 100% net leased to, Bay State Gas Company. TriNet XXIII acquired a fee title interest in the Bay State Gas Property. The purchase price for the Bay State Gas Property was funded by a $10.2 million draw on the Acquisition Facility, with the remainder being funded from working capital.

      Warner Crossing. On June 30, 1997, TriNet Essential Facilities XXVII, Inc. ("TriNet XXVII"), a wholly-owned subsidiary of the Company, purchased a four-property office complex totaling 330,663 square feet, located in Tempe, Arizona (the "Warner Crossing Properties"), from Ryan Companies US, Inc. for a purchase price of $33.5 million. TriNet XXVII acquired fee title interests in the Warner Crossing Properties. The purchase price was funded by a $32.6 million draw on the Acquisition Facility with the remainder being funded from working capital. The Warner Crossing Properties are 100% leased to the following three tenants: AlliedSignal Inc., Vital Processing Services, L.L.C. and MaxServ, Inc.


Property Disposition. On May 20, 1997, TriNet Essential Facilities I, Inc. ("TriNet I"), a wholly-owned subsidiary of the Company, sold a property located in Malvern, Pennsylvania for approximately $5.3 million. TriNet I recognized a gain of approximately $986,000 on this transaction. Neither the Company, any subsidiary of the Company nor any director or officer of the Company was affiliated with or had a material relationship with the buyer of the property.


Item 7.  Financial Statements and Exhibits

Financial Statements
      Pro Forma Financial Statements

            The pro forma financial statements of the Company reflecting the above transactions are included on pages F-2 to F-6.

      Historical Financial Statements

            The Historical Summary of Gross Income for the Sunbelt Property is not included since this property was not occupied by Sunbelt Beverage Corporation until construction was completed on the building in March 1997. The Historical Summary of Gross Income for the Frontier II Property is not included since Frontier Corporation did not occupy the building until construction was completed in May 1997. The Historical Summary of Gross Income for the Charleston Place Properties is included on pages F-7 to F-9. The Bay State Gas Property was a purchase-leaseback and therefore no historical financial information is available for this property. The Historical Summary of Gross Income for the Warner Crossing Properties is included on pages F-10 to F-12.


      Exhibits
            23.1  Consent of Independent Accountants

                      TRINET CORPORATE REALTY TRUST, INC.

                         INDEX TO FINANCIAL STATEMENTS


                                                                            Page
                                                                            ----
Pro Forma Financial Statements:

      Unaudited pro forma consolidated balance sheet                         F-2
         as of March 31, 1997
      Unaudited pro forma consolidated statement of operations               F-3
         for the three months ended March 31, 1997
      Unaudited pro forma consolidated statement of operations               F-4
         for the year ended December 31, 1996
      Notes to the pro forma financial statements                            F-5


Historical Summary of Gross Income for the Charleston Place Properties:

      Report of independent accountants                                      F-7
      Historical summary of gross income for the period October 30, 1996
         through December 31, 1996                                           F-8
      Note to historical summary of gross income                             F-9


Historical Summary of Gross Income for the Warner Crossing Properties:

      Report of independent accountants                                     F-10
      Historical summary of gross income for the period July 9, 1996
         through December 31, 1996                                          F-11
      Note to historical summary of gross income                            F-12

                       TRINET CORPORATE REALTY TRUST, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 March 31, 1997
                                   (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                                                              Adjustments
                                                                                      ----------------------------
                                                                                       Acquired        Disposition
                                                                    Historical        Properties         Property         Pro Forma
                                                                    ----------        ----------        ----------        ---------
                    ASSETS

Real estate, at cost:
    Land                                                            $ 138,373         $  24,227  A      $    (595)  B     $ 162,005
    Depreciable property                                              703,496            90,807  A         (4,797)  B       789,506
                                                                    ----------        ----------        ----------        ---------

                                                                      841,869           115,034            (5,392)          951,511
    Less accumulated depreciation                                     (38,661)                -             1,554   B       (37,107)
                                                                    ----------        ----------        ----------        ---------
                                                                      803,208           115,034            (3,838)          914,404
    Investment in joint venture                                         7,050                 -                 -             7,050
    Real estate held for sale                                           3,866                 -                 -             3,866
                                                                    ----------        ----------        ----------        ---------
          Total real estate                                           814,124           115,034            (3,838)          925,320
Cash and cash equivalents                                               5,205            (5,008) A          5,013   B         5,210
Restricted cash and investments                                         4,813                 -                 -             4,813
Deferred rent receivable                                               15,675                 -                 -            15,675
Interest rate protection agreements and loan costs, net                13,296                 -                 -            13,296
Other assets, net                                                       2,523                 -                 -             2,523
                                                                    ----------        ----------        ----------        ---------

                                                                    $ 855,636         $ 110,026         $   1,175         $ 966,837
                                                                    ==========        ==========        ==========        =========


                 LIABILITIES AND
               STOCKHOLDERS' EQUITY


Liabilities:
    Debt                                                            $ 248,243         $ 108,400  A      $       -         $ 356,643
    Dividends payable                                                  12,774                 -                 -            12,774
    Other liabilities                                                  32,785             1,626  A            189  B         34,600
                                                                    ----------        ----------        ----------        ---------
          Total liabilities                                           293,802           110,026               189           404,017
                                                                    ==========        ==========        ==========        =========
Commitments and Contingencies

Stockholders' equity:
    Preferred stock, $.01 par value, 10,000,000 shares authorized
          Series A:  issued and outstanding: 2,000,000 shares
          at March 31, 1997
          (aggregate liquidation preference $50,000)                       20                 -                 -                20
          Series B:  issued and outstanding: 1,300,000 shares
          at March 31, 1997
          (aggregate liquidation preference $32,500)                       13                 -                 -                13
    Common stock, $.01 par value, 40,000,000 shares authorized
          20,275,338 issued and outstanding at March 31, 1997             203                 -                 -               203

    Paid-in-capital                                                   594,724                 -                 -           594,724
    Accumulated deficit                                               (33,126)                -               986           (32,140)
                                                                    ----------        ----------        ----------        ---------
          Total stockholders' equity                                  561,834                 -               986           562,820
                                                                    ----------        ----------        ----------        ---------
                                                                     $855,636         $ 110,026         $   1,175         $ 966,837
                                                                    ==========        ==========        ==========        =========





                     The accompanying notes are an integral
                        part of these financial statements

                       TRINET CORPORATE REALTY TRUST, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1997
                                   (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                          Adjustments
                                                                                  ---------------------------
                                                                                   Acquired       Disposition
                                                                   Historical     Properties        Property         Pro Forma
                                                                   ----------     ----------      -----------        ---------
Revenues:
           Rent                                                    $  21,979        $   2,998  C       $(131) F      $  24,846
           Joint venture income                                          238                -              -               238
           Other                                                         223                -              -               223
                                                                   ---------        ---------      ---------         ---------
                    Total revenue                                     22,440            2,998           (131)           25,307
Expenses:
           Property operating costs                                      806                -              -              806
           General and administrative                                  1,554                -              -            1,554
           Interest                                                    5,720            1,845  D         (86) G         7,479
           Depreciation and amortization                               3,915              568  E         (41) H         4,442
                                                                   ---------        ---------      ---------         ---------

           Income before extraordinary item                           10,445              585             (4)           11,026

           Extraordinary gain from expropriation of land
                by local government                                       98                -              -               98
                                                                   ---------        ---------      ---------         ---------

                    Net income                                        10,543              585             (4)           11,124

                    Preferred dividend requirement                    (1,919)               -              -            (1,919)
                                                                   ---------        ---------      ---------         ---------

                    Earnings available to common shares            $   8,624        $     585      $      (4)        $  9,205
                                                                   =========        =========      =========         =========

Per common share:
           Income available before extraordinary item,
             net of preferred dividend requirement                     $0.52                                             $0.56
           Extraordinary gain from expropriation of land
                by local government                                     0.01                                              0.01
                                                                   ---------                                         ---------
           Earnings available                                          $0.53                                             $0.57
                                                                   =========                                         =========


Weighted average number of common
  shares outstanding                                              16,191,472                                        16,191,472
                                                                  ==========                                        ==========








                     The accompanying notes are an integral
                        part of these financial statements

                      TRINET CORPORATE REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                        Adjustments
                                                                 ---------------------------
                                                                  Acquired       Disposition
                                                  Historical     Properties       Property        Pro Forma
                                                  ----------     ----------      -----------      ---------
Revenues:
    Rent                                           $   75,252     $   11,992  C   $      (525)F    $  86,719
    Joint venture income                                  455              -                -            455
    Other                                               1,117              -                -          1,117
                                                   ----------     ----------      -----------      ---------

          Total revenue                                76,824         11,992             (525)        88,291
Expenses:
    Property operating costs                            2,867              -                -          2,867
    General and administrative                          5,196              -                -          5,196
    Interest                                           20,768          7,628  D          (354)G       28,042
    Depreciation                                       13,479          2,270  E          (164)H       15,585
    Amortization                                        2,879              -                -          2,879
    Provision for portfolio repositioning               6,800              -                -          6,800
                                                   ----------     ----------      -----------      ---------

    Income before gain on sale and
         extraordinary charge                          24,835          2,094               (7)        26,922

Gain on sale of real estate                             6,807              -                -          6,807
                                                   ----------     ----------      -----------      ---------

Income before extraordinary items                      31,642          2,094               (7)        33,729

Extraordinary gain from
       casualty loss                                    3,178              -                -          3,178

Extraordinary charge from early
       extinguishment of debt                          (2,191)             -                -         (2,191)
                                                   ----------     ----------      -----------      ---------

          Net income                               $   32,629     $    2,094      $        (7)     $  34,716
                                                   ==========     ==========      ===========      =========

          Preferred dividend requirement               (3,646)             -                -         (3,646)

          Earnings available to common shares      $   28,983     $    2,094      $        (7)     $  31,070
                                                   ==========     ==========      ===========      =========

Per common share:
    Income available before extraordinary items,
      net of preferred dividend requirement        $     2.02                                      $    2.17
    Extraordinary gain                                   0.23                                           0.23
    Extraordinary charge                                (0.16)                                         (0.16)
                                                   ----------                                      ---------
    Earnings available                             $     2.09                                      $    2.24
                                                   ==========                                      =========

Weighted average number of common
  shares outstanding                               13,864,116                                     13,864,116
                                                   ==========                                     ==========




                     The accompanying notes are an integral
                       part of these financial statements

                       TRINET CORPORATE REALTY TRUST, INC.
                   NOTES TO THE PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)



1.    Basis of Presentation.

The pro forma financial statements of TriNet Corporate Realty Trust, Inc. (the "Company"), which are unaudited, have been prepared based on the historical financial statements of the Company. The accompanying unaudited pro forma consolidated balance sheet as of March 31, 1997, has been prepared as if the acquisitions between May 19, 1997 and June 30, 1997 of the Sunbelt Property, the Frontier II Property, the Charleston Place Properties, the Bay State Gas Property, and the Warner Crossing Properties, (collectively, the "Acquired Properties"), and the sale of a property located in Malvern, Pennsylvania (the "Disposition Property") on May 20, 1997, had occurred on March 31, 1997. The pro forma consolidated statements of operations for the three months ended March 31, 1997 and for the year ended December 31, 1996 have been prepared as if the acquisitions of the Acquired Properties and the sale of the Disposition Property had occurred on January 1, 1996.

In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. The pro forma financial statements should be read in conjunction with the historical financial statements of the Company. The pro forma financial statements are not necessarily indicative of what the financial condition or results of operations of the Company would have been as of and for the three months ended March 31, 1997 or for the year ended December 31, 1996 had the acquisitions of the Acquired Properties and the sale of the Disposition Property actually occurred on the dates indicated, nor do they purport to represent the financial condition or results of operations for future periods.


2.    Pro Forma Adjustments.

      A. Reflects the purchase of the Acquired Properties that occurred subsequent to March 31, 1997.

      B.    Reflects the sale of the Disposition Property.

      C.    Additional rental revenue is attributable to the Acquired
            Properties.

      D. Additional interest expense is calculated to reflect the draw amount of approximately $108.4 million on the Company's Acquisition Facility in connection with the acquisition of the Acquired Properties, computed at the weighted average interest rate in effect under the Acquisition Facility during the year ended December 31, 1996 or three months ended March 31, 1997.

      E. Additional depreciation expense is calculated to reflect depreciation attributable to the Acquired Properties. Depreciation is computed using the straight-line method of cost recovery over 40 years for building and improvements.

      F. Decreased rental revenue is attributable to the sale of the Disposition Property.

                      TRINET CORPORATE REALTY TRUST, INC.
                  NOTES TO THE PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)



      G. Decrease in interest expense is attributable to the use of the proceeds from the sale of the Disposition Property to pay-down the Acquisition Facility, computed at the weighted average interest rate in effect under the Acquisition Facility during the year ended December 31, 1996 or three months ended March 31, 1997.

      H. Decreased depreciation is attributable to the sale of the Disposition Property. Depreciation is computed using the straight-line method of cost recovery over 40 years for building and improvements.

                        REPORT OF INDEPENDENT ACCOUNTANTS

Board of Directors
TriNet Corporate Realty Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income (the "Historical Summary") of the Charleston Place Properties, Mountain View, California (the "Properties") for the period October 30, 1996 through December 31, 1996. The Historical Summary is the responsibility of the Properties' owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of the accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note A. The Historical Summary is not intended to be a complete presentation of the Properties' gross income and expenses and may not be comparable to results from proposed future operations of the Properties.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income as described in Note A, of the Charleston Place Properties, Mountain View, California, for the period October 30, 1996 through December 31, 1996, in conformity with generally accepted accounting principles.



                                                        Coopers & Lybrand L.L.P.


San Francisco, California
July 7, 1997

                           CHARLESTON PLACE PROPERTIES
                       HISTORICAL SUMMARY OF GROSS INCOME
            FOR THE PERIOD OCTOBER 30, 1996 THROUGH DECEMBER 31, 1996







Gross Income                                                      $     915,660
                                                                  =============





























                      The accompanying note is an integral
                         part of this historical summary

                           CHARLESTON PLACE PROPERTIES
                   NOTE TO HISTORICAL SUMMARY OF GROSS INCOME
            FOR THE PERIOD OCTOBER 30, 1996 THROUGH DECEMBER 31, 1996


A.    Property and Basis of Accounting

      The accompanying Historical Summary of Gross Income (the "Historical Summary") has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of the Charleston Place Properties (the "Properties"). The Properties consist of three two-story office buildings comprising 187,380 square feet located in Mountain View, California.

      The Properties are 100% net leased to U.S. Robotics Access Corp., a subsidiary of U.S. Robotics Corporation (which recently merged with 3Com Corporation) and Sun Microsystems, Inc. The two leases expire in October 2006. U.S. Robotics Access Corp. has occupied two of the buildings since October 30, 1996, and accordingly, the Historical Summary presents only the period October 30, 1996 through December 31, 1996. The lease agreement with Sun Microsystems, Inc. commenced November 1, 1996. The lease agreements provide for both tenants to pay all expenses associated with their respective properties.

      Included in gross income is $88,908 resulting from the straight-line adjustment for differences between straight-line rents and contractual rent payments.

                        REPORT OF INDEPENDENT ACCOUNTANTS

Board of Directors
TriNet Corporate Realty Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income (the "Historical Summary") of the Warner Crossing Properties, Tempe, Arizona (the "Properties") for the period July 9, 1996 through December 31, 1996. The Historical Summary is the responsibility of the Properties' owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of the accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note A. The Historical Summary is not intended to be a complete presentation of the Properties' gross income and expenses and may not be comparable to results from proposed future operations of the Properties.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income as described in Note A, of the Warner Crossing Properties, Tempe, Arizona, for the period July 9, 1996 through December 31, 1996, in conformity with generally accepted accounting principles.



                                                        Coopers & Lybrand L.L.P.


San Francisco, California
July 7, 1997

                           WARNER CROSSING PROPERTIES
                       HISTORICAL SUMMARY OF GROSS INCOME
              FOR THE PERIOD JULY 9, 1996 THROUGH DECEMBER 31, 1996




Gross Income                                                      $  709,551
                                                                  ==========































                      The accompanying note is an integral
                         part of this historical summary

                           WARNER CROSSING PROPERTIES
                   NOTE TO HISTORICAL SUMMARY OF GROSS INCOME
              FOR THE PERIOD JULY 9, 1996 THROUGH DECEMBER 31, 1996


A.    Property and Basis of Accounting

      The accompanying Historical Summary of Gross Income has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of the Warner Crossing Properties (the "Properties"). The Properties comprise an office complex, consisting of three single-story buildings and one two-story building, comprising 330,663 square feet, located in Tempe, Arizona.

      The Properties are 100% net leased to the following three tenants:
      AlliedSignal Inc., MaxServ, Inc., and Vital Processing Services, L.L.C. The three leases expire in September 2001, May 2007, and May 2007, respectively. AlliedSignal Inc. has occupied three of the buildings since July 9, 1996, and accordingly, the Historical Summary presents only the period July 9, 1996 through December 31, 1996. The lease agreements with MaxServ, Inc. and Vital Processing Services, L.L.C. commenced in 1997. The lease agreements provide for all tenants to pay all expenses associated with their respective properties.

      Included in gross income is $51,510 resulting from the straight-line adjustment for differences between straight-line rents and contractual rent payments.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              TRINET CORPORATE REALTY TRUST, INC.





                              By:   /s/A. William Stein
                                    -------------------------------------------
                                    A. William Stein
                                    Executive Vice President and
                                    Chief Financial Officer
                                    (Authorized Officer of the Registrant
                                    and Principal Financial Officer)


Dated:  July 8, 1997